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                                      WFMBS MORTGAGE LOAN POOL
                                 10-YEAR THROUGH 15-YEAR FIXED RATE
                                      NON-RELOCATION MORTGAGES
                                        WFMBS SERIES 2002-11
                                      POOL PROFILE (4/24/2002)

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
                                                     ---------------------      ----------------------
                                                             BID                      TOLERANCE
                                                     ---------------------      ----------------------
AGGREGATE PRINCIPAL BALANCE                                  $225,000,000                  (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                                        1-May-02
INTEREST RATE RANGE                                           5.250-7.875
GROSS WAC                                                           6.48%            (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                                       25 bps
MASTER SERVICING FEE                                              1.7 bps
WAM (in months)                                                       178                (+/- 2 month)

WALTV                                                                 56%                (maximum +5%)

CALIFORNIA %                                                          41%                (maximum 45%)
SINGLE LARGEST ZIP CODE CONCENTRATION                                  3%                (maximum +3%)

AVERAGE LOAN BALANCE                                             $514,000           (maximum $520,000)
LARGEST INDIVIDUAL LOAN BALANCE                                $1,000,000         (maximum $1,500,000)

CASH-OUT REFINANCE %                                                  23%               (maximum  +5%)

PRIMARY RESIDENCE %                                                   93%                (minimum -5%)

SINGLE-FAMILY DETACHED %                                              96%                (minimum -5%)

FULL DOCUMENTATION %                                                  82%                (minimum -5%)

UNINSURED > 80% LTV %                                                  0%                (maximum +1%)





            THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                   SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                       WFMBS MORTGAGE LOAN POOL
                                  10-YEAR THROUGH 15-YEAR FIXED RATE
                                       NON-RELOCATION MORTGAGES
                                         WFMBS SERIES 2002-11
                                       POOL PROFILE (4/24/2002)
                                          PRICING INFORMATION
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
RATING AGENCIES                                               TBD by Wells Fargo

PASS THRU RATE                                                             6.00%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                       0.39%

PRICING DATE                                                                 TBA

FINAL STRUCTURE DUE DATE                                               09-May-02                9:00 AM

SETTLEMENT DATE                                                        29-May-02

ASSUMED SUB LEVELS                                                           AAA          1.400%
                                                                              AA            TBA
                                                                               A            TBA
                                                                             BBB            TBA
                                                                              BB            TBA
                                                                               B            TBA

                                               Note:  AAA Class will be rated by two rating agencies.
                                               AA through B Classes will be rated by one rating agency.


WFASC SECURITIZATION PROGRAM CHANGE BEGINNING WITH DEALS CLOSING IN APRIL 2002 AS FOLLOWS:
     1)  WELLS FARGO BANK MINNESOTA, N.A. WILL REPLACE FIRST UNION BANK AS CUSTODIAN ONLY.

WFASC SECURITIZATION PROGRAM CHANGES BEGINNING WITH DEALS CLOSING IN JANUARY 2002 AS FOLLOWS:
     1)  ALL SPECIAL HAZARD, BANKRUPTCY & FRAUD LOSSES WILL BE ALLOCATED AS REGULAR REALIZED LOSSES.
     2)  CURTAILMENT INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.
     3)  SOLDIERS & SAILORS INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.

* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.
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* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
------------------------------------------------

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2002-11.  THE PRINCIPAL ONLY
CERTIFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



WFMBS CONTACTS                                           Brad Davis (301) 846-8009
                                                         Lori Maller (301) 846-8185


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                               WFASC DENOMINATION POLICY
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
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TYPE AND DESCRIPTION OF CERTIFICATES                                               MINIMUM       PHYSICAL      BOOK ENTRY
                                                                                DENOMINATION   CERTIFICATES   CERTIFICATES
                                                                                   (1)(4)
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
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex               $25,000        Allowed       Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                                 $100,000        Allowed       Allowed

Inverse Floater, PO, Subclasses of the Class A that provide credit protection     $100,000       Standard     Upon Request
to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                         (2)         Standard     Upon Request

Residual Certificates                                                                (3)         Required     Not Allowed

All other types of Class A Certificates                                              (5)            (5)           (5)


CLASS B (Investment Grade)                                                        $100,000        Allowed       Allowed

CLASS B (Non-Investment Grade)                                                    $250,000       Required     Not Allowed
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(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.
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